Exhibit 23.3


                              BK Associates, Inc.
                            1295 Northern Boulevard
                           Manhasset, New York 11030
                      (516) 365-6272 o Fax (516) 365-6287


                                                             May 31, 2000

                             CONSENT OF APPRAISER

We consent to the use of our reports included herein and to the references to our firm in the Morgan Stanley Aircraft Finance Registration Statement on Form S-4 to be filed with the Securities and Exchange Commission.

                                             Sincerely,

                                             BK ASSOCIATES, INC.


                                             /s/ R.L. Britton
                                             R.L. Britton
                                             Vice President
                                             ISTAT Senior Certified Appraiser

RLB/kf